MEMBERSHIP INTEREST

                         TRANSFER RESTRICTION AGREEMENT

     This Membership Interest Transfer Restriction Agreement (this "Agreement") is entered into effective as of the 1st day of March, 2000, by and among MBC Holding Company, L.L.C., a Texas limited liability company (the "Company"), Prime RVC, Inc., a Delaware corporation ("Prime"), Paul Michael Mann, M.D. ("Mann"), Ralph G. Berkeley, M.D. ("Berkeley"), Michael B. Caplan, M.D. ("Caplan"), and Mark F. Micheletti ("Micheletti"). Mann, Berkeley, Caplan and Micheletti, together with any subsequent Members in the Company who hereafter execute this Agreement, are collectively referred to herein as the "Members".

                                R E C I T A L S:

             WHEREAS, Mann, Berkeley, Caplan and Micheletti own all the issued and outstanding membership interests of the Company (all such membership interests, together with any hereafter acquired, are hereinafter referred to as the "Membership Interests"); and

             WHEREAS, this Agreement is a "Transaction Document," as defined in that certain Contribution Agreement (the "Contribution Agreement") dated effective March 1, 2000, by and among Prime, Prime MBC, L.L.C., a Texas limited liability company, the Company, Mann Berkeley Eye Center, P.A., a Texas professional association, Mann, Berkeley, Caplan and Micheletti.

             WHEREAS, the Members, the Company and Prime desire to enter into this Agreement to control the distribution of ownership interests in the Company and to promote the harmonious management of the Company's affairs.

             NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

               PERMITTED TRANSFERS; RESTRICTIONS AGAINST TRANSFER

As used in this Agreement, "Permitted Transfers" shall mean any transfer of all or any part of any Member's Membership Interest to (i) the members of the immediate family of the Member or a trust or trusts for the benefit of members of the immediate family of the Member, provided that after any such transfer the Member retains the sole express right to vote, or direct the votes of, the Membership Interest, (ii) any other Member, provided that after any transfer pursuant to this subsection (ii) is consummated, Mann, Berkeley and Caplan (or trusts that hold Membership Interests as a result of Permitted Transfers subsection (i) above) must collectively own in the aggregate at least fifty-one percent (51%) of the total outstanding Membership Interests of the Company, or
(iii) Prime. Any Member transferring all or a portion of its Membership Interest pursuant to a Permitted Transfer shall give written notice of the Permitted Transfer (containing the same information as required for notice under Section 2.1.1) to Prime and the other Members fifteen (15) days prior to the effective date of the Permitted Transfer. Except for a Permitted Transfer, or as otherwise provided in this Agreement, a Member shall not transfer, assign, pledge, hypothecate, or in any way alienate any Membership Interest, or any interest therein, whether voluntarily or by operation of law, or by gift or otherwise, without the prior written consent of the Company, the other Members and Prime, which consent may be withheld in their sole and absolute discretion. Any purported transfer in violation of any provision of this Agreement shall be void and ineffectual, shall not operate to transfer any interest or title to the purported transferee, and shall give the Company, the other Members and Prime options to purchase such Membership Interest in the manner and on the conditions hereinafter provided. As used in this Agreement, "Option Members" shall mean all Members of the Company except the Member who, prior to the proposed transfer or the incident resulting in the proposed transfer of all or a portion of a Membership Interest, owned such interest.

                                   ARTICLE II

                                     OPTIONS

2.1      OPTION UPON VOLUNTARY TRANSFER.

             2.1.1Notice of Intention to Transfer. If a Member intends to voluntarily transfer any of its Membership Interest, other than pursuant to a Permitted Transfer, to any person other than the Company, and does not obtain the written consents required in ARTICLE I hereof, the Member shall give written notice to the other Members and Prime stating (i) the intention to transfer a Membership Interest, (ii) the amount of Membership Interest to be transferred,
(iii) the name, business and residence address of the proposed transferee, (iv) the nature and amount of the consideration, and (v) the other terms of the proposed sale.

             2.1.2Option to Purchase. The Option Members shall have, and may exercise within 30 days after receipt of the notice of intent to transfer, an option to purchase all or any portion of the Membership Interest the transferring Member intends to transfer, for the price and upon the other terms stated in the notice of intent to transfer. If the Option Members fail, within such 30-day period, to exercise their purchase option (by delivery of written notice) with respect to the entire Membership Interest being transferred, the Option Members shall be deemed to have elected not to exercise their purchase option with respect to such unpurchased Membership Interest. Upon any notice of non-exercise (or deemed non-exercise) by the Option Members, Prime shall have, and may exercise within 30 days of receipt of notice of such non-exercise (or deemed non-exercise), an option to purchase all of such remaining Membership Interest upon the same terms and conditions.

             2.1.3Death Before Closing. If a Member who proposed to transfer a Membership Interest dies prior to the closing of the sale and purchase contemplated by this Section 2.1, the Membership Interest of such deceased Member shall be the subject of sale and purchase under Section 2.3.

             2.1.4Allowable Consideration. All parties hereto acknowledge and agree that it would be impractical to exercise an option to purchase arising pursuant to this Section 2.1 whenever the proposed consideration to be received by the transferring Member is other than cash or cash equivalents. Therefore, the parties agree that no transfer shall be permitted and no option shall arise pursuant to this Section 2.1 whenever the consideration to be received from the proposed transferee is other than cash or cash equivalents.

2.2      OPTION UPON CERTAIN INVOLUNTARY TRANSFERS.

             2 2.1Exercise Event and Notice. The filing of a voluntary or involuntary petition of bankruptcy by or on behalf of a Member, an assignment by a Member of any of its Membership Interest, or of any right or interest therein, for the benefit of creditors, or the voluntary transfer, transfer by law or any other transfer, of any Membership Interest, or of any right or interest therein (other than transfers governed by ARTICLE I or Sections 2.1, 2.3 or 2.4 or ARTICLE VII hereof), shall give the other Members and Prime the option to purchase the Membership Interest of such bankrupt Member or such transferred Membership Interest as provided herein. Upon the filing of a voluntary or involuntary petition of bankruptcy by or on behalf of a Member or an assignment by Member of any of its Membership Interest, or of any right or interest therein, for the benefit of creditors, the Member or its personal representative shall promptly give written notice of such occurrence to the other Members and Prime. In the event of a transfer of Membership Interest, as described above, the Member transferring such Membership Interest shall promptly give written notice of such transfer to the other Members and Prime.

             2.2.2Option to Purchase. The Option Members shall have, and may exercise within 30 days after receipt of the notice of the applicable exercise event, an option to purchase all or any portion of the Membership Interest the bankrupt or transferring Member intends to transfer, for the price and upon the other terms hereinafter provided. If the Option Members fail, within such 30-day period, to exercise their purchase option (by delivery of written notice) with respect to the entire Membership Interest being transferred, the Option Members shall be deemed to have elected not to exercise their purchase option with respect to such unpurchased Membership Interest. Upon any notice of non-exercise (or deemed non-exercise) by the Option Members, Prime shall have, and may exercise within 30 days of receipt of notice of such non-exercise (or deemed non-exercise), an option to purchase all of such remaining Membership Interest for the price and upon the other terms hereinafter provided.

2.3      PURCHASE AND SALE OF MEMBERSHIP INTEREST UPON DEATH.

             2.3.1Notice   of  Death.   Upon  the  death  of  the  Member,   the
representative of the estate of the deceased Member shall promptly give written notice of the death to the other Members and Prime.

             2.3.2Option to Purchase. The Option Members shall have, and may exercise within 30 days after receipt of the notice of death, an option to purchase all or any portion of the Membership Interest of the deceased Member, for the price and upon the other terms hereinafter provided. If the Option Members fail, within such 30-day period, to exercise their purchase option (by delivery of written notice) with respect to the entirety of such Membership Interest, the Option Members shall be deemed to have elected not to exercise their purchase option with respect to such unpurchased Membership Interest. Upon any notice of non-exercise (or deemed non-exercise) by the Option Members, Prime shall have, and may exercise within 30 days of receipt of notice of such non-exercise (or deemed non-exercise), an option to purchase all of such remaining Membership Interest for the price and upon the other terms hereinafter provided.

2.4 OPTION UPON DEATH OF A MEMBER'S SPOUSE, TERMINATION OF MARITAL RELATIONSHIP OR PARTITION OF COMMUNITY PROPERTY.

             2.4.1Death of Member's Spouse. Each Member and each Member's spouse agree that in the event the spouse of a Member predeceases such Member and such Member does not succeed by the spouse's last will and testament or by operation of law to any interest (including, without limitation, a community property interest) of the spouse in the Membership Interest, such Member shall have, and may exercise within 60 days after the death of the spouse, an option to purchase all or any portion of the spouse's interest for the price and upon the other terms hereinafter provided. If the Member fails, within such 60-day period, to exercise his purchase option (by delivery of written notice) with respect to the entirety of such spouse's interest, that Member shall be deemed to have elected not to exercise his purchase option with respect to such spouse's interest. Upon any notice of non-exercise (or deemed non-exercise) by the Member, the Option Members shall then have, and may exercise within 30 days after receipt of such non-exercise (or deemed non-exercise), an option to purchase all or any portion of the deceased spouse's interest, for the price and upon the other terms hereinafter provided. If the Option Members fail, within such 30-day period, to exercise their purchase option (by delivery of written notice) with respect to the entirety of such deceased spouse's interest, the Option Members shall be deemed to have elected not to exercise their purchase option with respect to such unpurchased deceased spouse's interest. Upon any notice of non-exercise (or deemed non-exercise) by the Option Members, Prime shall have, and may exercise within 30 days of receipt of notice of such non-exercise (or deemed non-exercise), an option to purchase all of such remaining portion of the deceased spouse's interest for the price and upon the other terms hereinafter provided.

             2.4.2Termination of Marital Relationship or Partition of Community Property. In the event a divorce, annulment or other proceeding for termination of the marital relationship is filed by or against a Member, or upon the initiation of any voluntary or involuntary attempt to partition the community property estate between a Member and such Member's spouse for any reason, the Member shall promptly give written notice to the other Members and Prime, of such event. The Member shall have, and may exercise within 60 days of giving of such notice, an option to purchase all or any portion of the departing spouse's interest in such Membership Interest (including without limitation any community property interest, for purposes of this Section), for the price and upon the other terms hereinafter provided. If the Member fails, within such 60-day period, to exercise his purchase option (by delivery of written notice) with respect to the entirety of such spouse's interest, that Member shall be deemed to have elected not to exercise his purchase option with respect to such spouse's interest. Upon any notice of non-exercise (or deemed non-exercise) by the Member, the Option Members shall then have, and may exercise within 30 days after receipt of such non-exercise (or deemed non-exercise), an option to purchase all or any portion of the departing spouse's interest, for the price and upon the other terms hereinafter provided. If the Option Members fail, within such 30-day period, to exercise their purchase option (by delivery of written notice) with respect to the entirety of such departing spouse's interest, the Option Members shall be deemed to have elected not to exercise their purchase option with respect to such unpurchased departing spouse's interest. Upon any notice of non-exercise (or deemed non-exercise) by the Option Members, Prime shall have, and may exercise within 30 days of receipt of notice of such non-exercise (or deemed non-exercise), an option to purchase all of such remaining portion of the departing spouse's interest for the price and upon the other terms hereinafter provided.

2.5      ALTERNATE NOTICES.

             The failure of any person, whether a party to this Agreement or otherwise, to give notice of the occurrence of an Exercise Event (as defined in Section 4.3) as contemplated herein shall not operate to prevent the creation of any option which would otherwise arise pursuant to this ARTICLE II. Any party to this Agreement who has actual knowledge of the occurrence of an Exercise Event may give the required written notice of the occurrence of an Exercise Event, and upon the giving of such written notice the options shall be created and become exercisable to the same extent as if such notice was given by the party initially contemplated above. For instance, and purely by way of example, in the event of the death of a Member, another Member having actual knowledge of the Member's death may give the notice initially contemplated to be given by a representative of the estate of the deceased Member pursuant to Section 2.3.1 above, whereupon the Option Members' option described in Section 2.3.2 would arise and become exercisable to the same extent as if the notice had been given by the representative of the estate of the deceased Member.

2.6      OPPORTUNITY TO CURE.

         Before Prime may exercise any option to purchase a Membership Interest pursuant to Sections 2.2, 2.3 or 2.4, Prime shall deliver written notice of its intent to exercise its right ("Cure Notice") to the Option Members, who shall have ten days from the date of receipt of such Cure Notice to exercise their rights and purchase such Membership Interest, upon such terms as are otherwise provided herein. If each of the Option Members do not exercise their rights within ten days after receipt of the Cure Notice, then Prime may exercise its options under this Article II.

                                   ARTICLE III

                   EXERCISE OF OPTIONS; EFFECT OF NON-EXERCISE

3.1      MANNER OF EXERCISE OF OPTIONS.

             All options granted in, or arising pursuant to, ARTICLE II shall be exercised by a written notice to that effect delivered within the time provided for the exercise of the option.

3.2      COMPLETE EXERCISE OF OPTIONS.

             Notwithstanding anything herein to the contrary, the holders of options granted in, or arising pursuant to, ARTICLE II must, either alone or in the aggregate, exercise the options in such a manner as to purchase all of the Membership Interest (or interest therein) subject to such options, and failure to do so shall cause a forfeiture of the options.

3.3      MULTIPLE OPTION HOLDERS.

             In cases where an option is held by more than one Option Member, each purchasing Option Member shall be entitled to purchase his or her proportionate share of the Membership Interest subject to the option. An Option Member's proportionate share shall equal the total amount of Membership Interests subject to the option multiplied by a fraction the numerator of which is the amount of Membership Interests held by such Option Member and the denominator of which shall be the amount of Membership Interests held by all Option Members electing to exercise the option.

3.4      EFFECT OF NON-EXERCISE OF OPTIONS.

             If the holders of options granted or arising pursuant to this Agreement do not exercise their options, or such options are forfeited, as provided herein, the person or persons acquiring the Membership Interests (or interest therein) that were the subject of the options shall execute a counterpart of this Agreement and become a party hereto and shall hold such Membership Interests subject to all the terms and conditions provided herein, and any transfer of such Membership Interests (or interest therein) shall only be made in accordance with the terms and conditions provided herein. In the event the person or persons acquiring the Membership Interests (or interest therein) fail to execute a counterpart of this Agreement and become a party hereto, such transfer shall be void and ineffectual, and shall not operate to transfer any interest or title to the purported transferee and such Membership Interests shall thereafter be subject to cancellation and extinguishment by the Company, without consideration therefor. In addition, in the event of a voluntary transfer subject to the provisions of Section 2.1, upon the lapse or forfeiture of the options arising pursuant to that Section, the Member proposing the transfer shall have the right to effectuate the transfer of Membership
Interests in accordance with the terms stated in the notice of intent to transfer, and the transferee of such Membership Interests shall execute and become a party to this Agreement and shall hold such Membership Interests subject to all of its terms and conditions. Provided further, however, any such transfer of Membership Interests shall be void and ineffectual, and shall not operate to transfer any interest or title to the purported transferee, if (i) the transfer is not upon the terms or is not to the transferee stated in the notice of intent to transfer, or (ii) the transfer is not closed within 10 days of receipt of written notice of the election not to exercise, or the forfeiture of, all applicable options.

                                   ARTICLE IV

                                 PURCHASE PRICE

4.1      PURCHASE PRICE.

             The purchase price of the Membership Interests to be purchased pursuant to options granted, held or exercised pursuant to Sections 2.2, 2.3 and
2.4 hereof, shall be the amount calculated in accordance with Section 4.2 hereof.

4.2      CALCULATION OF PURCHASE PRICE.

             When determined in accordance with this Section 4.2, the purchase price for the Membership Interest or any portion thereof or spouse's interest therein shall be equal to the Appraised Value of the Membership Interest as of the Valuation Date (as defined in Section 4.3 hereof), reduced when necessary to reflect the purchase of less than a one hundred percent (100%) interest in each of the Membership Interests to be transferred (for example: reduced by one-half when a spouse's interest is only an undivided one-half community property interest in each of the Membership Interests of a Member spouse). For purposes of this Agreement, the "Appraised Value" of a Membership Interest shall be (i) based on the overall value of the Company as a going concern, expressed in a per Membership Interest unit amount without consideration to whether the Membership Interest, or interest therein, being transferred constitutes a controlling or minority interest in the Company, and (ii) determined by a certified business appraiser, selected by the Company, that is a member of either the American Society of Appraisers or the Institute of Business Appraisers; but if a Member or Prime disagrees with such determination that Member or Prime may, at its expense, have another certified business appraiser that is a member of one or both of the above named professional organizations determine the value, and if the two appraisers cannot agree upon a value, they shall mutually select a third certified business appraiser (that meets the above described membership requirements) who shall, together with the first two appraisers, determine the value of the Membership Interest by majority vote. The expense of such third appraiser shall also be paid by the Member or Prime, as the case may be, who disagrees with the value determination of the Company's original appraiser, unless the appraised value ultimately determined is more than ten percent (10%) greater than the value determined by the Company's original appraiser.

4.3      CERTAIN DEFINITIONS.

             As used herein, the term "Valuation Date" shall mean and refer to the end of the fiscal year of the Company immediately preceding the Exercise Event, unless the purchasing party elects to use the alternate valuation date, in which event the Valuation Date shall be the end of the month immediately preceding the Exercise Event. As used herein, the term "Exercise Event" shall mean and refer to the event or circumstance described in ARTICLE II of this Agreement, as a result of which the Company, a Member, or Prime, as the case may be in the first instance, becomes entitled to exercise a purchase option hereunder.

                                    ARTICLE V

                          PAYMENT OF THE PURCHASE PRICE

5.1      PAYMENT.

             Except as otherwise provided in this Agreement, including Section 2.1, the purchase price for a Membership Interest to be purchased from a selling party shall either: (i) be paid in cash; or (ii) at the option of the purchasing party, up to seventy percent (70%) of the purchase price may be deferred with the remainder paid in cash at the closing.

5.2      PROMISSORY NOTE.

             If the purchasing party elects to defer part of the purchase price by the execution and delivery of a promissory note, the deferred portion of the price shall be evidenced by the promissory note of the purchasing party to the order of the selling party payable in sixty (60) equal monthly installments of principal and interest on or before the first day of each month beginning the month next following the date of closing. The interest rate for such installment promissory note shall be equal to the prime or base rate on corporate loans at large U.S. money center commercial banks as published in the "Money Rates" column of the Wall Street Journal on the date of exercise of the option to purchase (or, if such option is not exercised on a date on which such rate is published, the next following date on which such rate is published). In no event shall the interest rate exceed the maximum legal interest rate then prevailing for such obligations in the state of Texas. The note shall be secured by a first lien security interest in the Membership Interest transferred and the purchasing party shall deliver certificates evidencing the Membership Interest to the selling party and take such further action as is reasonably necessary to perfect the security interest.

                                   ARTICLE VI

                                   THE CLOSING

             Unless otherwise agreed by the parties, the closing of the sale and purchase of a Membership Interest shall take place at the principal offices of the Company within sixty (60) days after the exercise of any option provided by this Agreement. Each party hereto (including the spouses of the Members) shall bear its own transaction costs, including legal and accounting fees, if any, attributable to any transfer of a Membership Interest, or any interest therein, pursuant to this Agreement. Upon the closing, the selling party shall deliver its Membership Interest to the purchaser free and clear of all liens and encumbrances, and shall deliver to the Company its resignation and that of all of its nominees, if any, as officers and directors of the Company and any of the Company's subsidiaries. The selling party shall deliver to the purchasing party at closing, all appropriate documents of transfer, including without limitation bills of sale, assignments or other instruments of conveyance. As a condition to any closing of the sale and purchase of a Membership Interest (or any interest therein) pursuant to this Agreement: (i) the selling party shall be indemnified by the purchasing party (in a form reasonably satisfactory to the selling party) for all the Company's liabilities, whether fixed or contingent, to lenders and others, incurred prior to the closing of the transaction, (ii) the purchasing party and/or the Company shall cause the release of any personal guaranties by the selling party that the selling party may have granted to the Company's lenders or other creditors or which may have otherwise been provided by the selling party for the benefit of the Company, and (iii) if the selling party is a creditor of the Company, the purchasing party shall unconditionally guarantee the debt of the Company to the selling party and execute such documents and instruments of guarantee as may be necessary in connection therewith. Furthermore, and as a condition to closing, in the event the selling party owes any amounts to the Company at the time of closing, such indebtedness shall be paid in full by the selling party at or prior to the closing, or may be deducted from and offset against the purchase price by the purchasing party, in the purchasing party's sole discretion. In the event of a failure to close as a result of the non-satisfaction of the conditions to closing set forth herein, this Agreement shall remain in full force and effect and all Membership Interests shall remain subject to the restrictions contained herein and, in addition, the parties hereto shall be entitled to such other remedies as may be available in the event the failure to close constitutes a breach hereof.

                                   ARTICLE VII

                             LEGEND ON CERTIFICATES

             All Membership Interests now or hereafter owned by the Members, or their permitted transferees, shall be subject to the provisions of this Agreement, and any certificates representing same shall bear the following legend:

             "THE MEMBERSHIP INTEREST REPRESENTED HEREBY AND THE SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS CONTAINED IN A MEMBERSHIP INTEREST TRANSFER RESTRICTION AGREEMENT AMONG THE COMPANY AND THE WITHIN NAMED MEMBER, AND ANY AMENDMENT THERETO. THE AGREEMENT LIMITS THE USE OF THIS MEMBERSHIP INTEREST AS COLLATERAL FOR ANY LOAN WHETHER BY PLEDGE, HYPOTHECATION OR OTHERWISE. A COPY OF THE MEMBERSHIP INTERES TRANSFER RESTRICTION AGREEMENT AND ALL APPLICABLE AMENDMENTS THERETO WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE."

                                  ARTICLE VIII

                            TERMINATION OF AGREEMENT

             This Agreement and all restrictions on Membership Interest transfer created hereby shall terminate on the occurrence of any of the following events:

             (a)  The bankruptcy or dissolution of the Company.

             (b) The ownership by one person of all of the Membership Interests of the Company which are then subject to this Agreement.

             (c) The execution of a written instrument by the Company, all of the Members who then own Membership Interests subject to this Agreement, and Prime which terminates the same.

             (d) The date twenty-one (21) years after the death of the last survivor of all individuals who are parties to this Agreement.

                                   ARTICLE IX

                               GENERAL PROVISIONS

9.1      REMEDIES FOR BREACH.

             The Membership Interests are unique chattels, and each party to this Agreement shall have the remedies which are available to him, her or it for the violation of any of the terms of this Agreement, including, but not limited to, the equitable remedy of specific performance.

9.2      BINDING EFFECT.

             This Agreement is binding upon and inures to the benefit of the Company, its successors and permitted assigns, to the Members and their respective heirs, personal representatives, successors and permitted assigns, and to Prime, its successors and permitted assigns. This Agreement may not be assigned, in whole or in part, by any party hereto without the express written consent of all parties hereto.

9.3      PRIOR AGREEMENTS.

             This Agreement supersedes all prior written and oral agreements between the parties regarding the subject matter hereof.

9.4      GOVERNING LAWS.

             This Agreement is executed under, and in conformity with, the laws of the State of Texas and shall be governed thereby. If any provision of this Agreement shall be determined to be invalid or unenforceable or prohibited by the laws of the State of Texas, this Agreement shall be considered divisible as to such provisions and such provisions shall be inoperative and shall not be a part of the consideration moving from any party to another party. The remaining provisions shall be valid and binding upon the parties and be of like effect as though such invalid, unenforceable or prohibited provisions were not included herein.

9.5      AMENDMENT.

             This Agreement may be amended in whole or in part only by the written consent of all the parties. Such amendment shall be effective as of the date then determined by the parties and shall supersede any provisions herein contained which are in conflict.

9.6      CAPTIONS AND GENDER.

             The captions and titles herein are for convenience only and are not intended to include or conclusively define the subject matter of the text. All pronouns and references thereto shall refer to the masculine, feminine, and neuter genders, singular or plural, as the identification of the persons, entities, and companies may require. The term "person" as used in this Agreement shall include natural persons, companies, partnerships, trusts, estates and any other form of entity.

9.7      NOTICES.

             All notices required to be given hereunder shall be deemed to be duly given by personally delivering such notice or by mailing it by certified mail, to the Company, to the Members, and to Prime at the following addresses (which may be changed by giving written notice of such change to all other parties hereto):

             To the Company:                        MBC Holding Company, L.L.C.
                                                    1200 Binz, Suite 1000
                                                    Houston, Texas 77004

             To Mann:                               Paul Michael Mann, M.D.
                                                    1200 Binz, Suite 1000
                                                    Houston, Texas 77004

             To Berkeley:                           Ralph G. Berkeley, M.D.
                                                    1200 Binz, Suite 1000
                                                    Houston, Texas 77004

             To Caplan:                             Michael B. Caplan, M.D.
                                                    1200 Binz, Suite 1000
                                                    Houston, Texas 77004

             To Micheletti:                         Mark F. Micheletti
                                                    1200 Binz, Suite 1000
                                                    Houston, Texas 77004

             To Prime:                              Prime RVC, Inc.
                                                    Attention: President
                                                    1301 Capital of
                                                        Texas Highway
                                                    Austin, Texas 78746

9.8 BINDING EFFECT OF THIS AGREEMENT ON ADDITIONAL MEMBERSHIP INTEREST ACQUIRED BY A MEMBER.

             In the event a Member acquires, contracts to acquire, or receives any Membership Interests of the Company which are not subject to this Agreement at the time of acquisition, such additional Membership Interests of the Member shall be automatically subject to this Agreement and any certificates representing such Membership Interests shall bear the legend prescribed herein and this Agreement shall be amended, if necessary, to reflect the acquisition of such Membership Interests by the Member.

9.9      EXECUTION OF DOCUMENTS.

             Whenever Membership Interests are to be purchased by the Company, a Member, or Prime pursuant to this Agreement, the transferor shall do all things and execute and deliver all documents and make all transfers as may be necessary to consummate such purchase. In the event that the transferor refuses to abide by the terms and conditions specified herein, the purchaser(s) may tender payment for such Membership Interest by mailing payment to the transferor's attention at the address of the Company's registered office on file at the office of the Texas Secretary of State. After payment is tendered accordingly, the Company shall be entitled to cancel such Membership Interest on its books, and reissue such Membership Interest to the purchaser(s) or, if the purchaser is the Company, the Company may hold such Membership Interest as treasury stock or cancel such Membership Interest.

9.10     ACTIONS BY THE COMPANY.

             Any decision by the Company to exercise any purchase option, give any notice or otherwise enforce any provisions of this Agreement, shall be made by a majority vote of Members who are not then in breach of this Agreement and whose Membership Interests are not then the subject of any option or requirement of notice of an Exercise Event.

                            [Signature pages follow]

                                SIGNATURE PAGE TO

                               MEMBERSHIP INTEREST

                         TRANSFER RESTRICTION AGREEMENT

             EXECUTED as of the date first mentioned above.

             COMPANY:                       MBC Holding Company, L.L.C.


                                                By:
                                                Printed Name:__________________
                                                Title:

         MANN:

                                                     Paul Michael Mann, M.D.


         BERKELEY:

                                                     Ralph G. Berkeley, M.D.


         CAPLAN:

                                                     Michael B. Caplan, M.D.


         MICHELETTI:

                                                     Mark F. Micheletti

         PRIME:                             Prime RVC, Inc.

                                                  By:
                                                  Printed Name:
                                                  Title:

                                SPOUSAL CONSENTS

             The undersigned spouse of Paul Michael Mann, M.D. hereunto subscribes her name in evidence of her agreement and consent to the disposition made of any interest she may have, including any community property interests, in the membership interest of MBC Holding Company, L.L.C., referred to in the foregoing Agreement, and to all other provisions of such Agreement.

                                            Signature:
                                            Printed Name:

             The undersigned spouse of Ralph G. Berkeley, M.D. hereunto subscribes her name in evidence of her agreement and consent to the disposition made of any interest she may have, including any community property interests, in the membership interest of MBC Holding Company, L.L.C., referred to in the foregoing Agreement, and to all other provisions of such Agreement.

                                            Signature:
                                            Printed Name:

             The undersigned spouse of Michael B. Caplan, M.D. hereunto subscribes her name in evidence of her agreement and consent to the disposition made of any interest she may have, including any community property interests, in the membership interest of MBC Holding Company, L.L.C., referred to in the foregoing Agreement, and to all other provisions of such Agreement.

                                            Signature:
                                            Printed Name:

             The undersigned spouse of Mark F. Micheletti hereunto subscribes her name in evidence of her agreement and consent to the disposition made of any interest she may have, including any community property interests, in the membership interest of MBC Holding Company, L.L.C., referred to in the foregoing Agreement, and to all other provisions of such Agreement.

                                            Signature:
                                            Printed Name: